UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 20, 2026 (May 19, 2026)
Healthcare Realty Trust Incorporated
(Exact name of registrant as specified in its charter)

Maryland	001-35568	20-4738467
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

3310 West End Avenue, Suite 700	Nashville,	Tennessee	37203	(615)	269-8175
(Address of Principal Executive Office and Zip Code)				(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.01 par value per share	HR	New York Stock Exchange
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter):

Healthcare Realty Trust Incorporated	☐	Emerging growth company
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Healthcare Realty Trust Incorporated	☐

Item 5.07	Submission of Matters to a Vote of Security Holders.
The Company held its annual meeting of stockholders on May 19, 2026. At the annual meeting, there were present in person or by proxy 326,851,561 shares of the Company’s common stock, representing approximately 94.32% of the total outstanding shares. The proposals considered at the annual meeting were voted on as follows:
1) The following individuals were elected to serve as directors for one-year terms or until their successors have been elected and take office.

Nominee	Votes For	Votes Against	Abstentions	Broker Non-Votes	Percent Voting For [1]
Thomas N. Bohjalian	310,012,087	4,320,865	209,315	12,309,294	98.62%
David B. Henry	307,229,301	7,155,998	156,968	12,309,294	97.72%
Constance B. Moore	283,872,966	29,432,312	1,236,989	12,309,294	90.60%
Glenn Rufrano	295,613,652	18,769,748	158,867	12,309,294	94.02%
Peter A. Scott	310,990,047	3,395,714	156,506	12,309,294	98.91%
Donald C. Wood	295,697,909	18,691,723	152,635	12,309,294	94.05%
1 Total “For” votes as a percentage of the shares voted on the proposal.

2) The stockholders ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026, by the following vote:

Votes Cast in Favor	Votes Cast Against	Abstentions	Broker Non-Votes	Percent Voting For [1]
326,270,871	438,695	141,995	—	99.86%
1 Total "For" votes as a percentage of the shares voted on the proposal.

3) The stockholders approved, on a non-binding advisory basis, the Company’s compensation of its executive officers by the following vote:

Votes Cast in Favor	Votes Cast Against	Abstentions	Broker Non-Votes	Percent Voting For [1]
288,148,641	26,120,602	273,024	12,309,294	91.68%
1 Total “For” votes as a percentage of the shares voted on the proposal.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 20, 2026	Healthcare Realty Trust Incorporated
	By:	/s/ Daniel Gabbay
Name: Daniel Gabbay
Title: Executive Vice President and Chief Financial Officer